Exhibit 99.1 FEBRUARY 2022 © 2022 WeWork.

Disclaimer

Forward-Looking Statements
Certain statements made in this presentation may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "pipeline," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork Inc. ("WeWork") believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork's ability to refinance, extend, restructure or repay near and intermediate term debt; its indebtedness; its ability to raise capital through equity issuances, asset sales or the incurrence of new debt; retail and credit market conditions; impairments; its liquidity demand; changes in general economic conditions, including as a result of the COVID-19 pandemic; delays in customers and prospective customers returning to the office and taking occupancy as a result of the COVID-19 pandemic and the emergence of variants leading to a parallel delay in receiving the corresponding revenue; and WeWork's inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork may update that discussion in its periodic reports or as otherwise required by law, but otherwise takes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

Use of Data
This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations. There can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made by third parties or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance of WeWork or modeling contained herein is not an indication as to future performance. WeWork has not independently verified any such third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork, while believed by WeWork to be reliable, are based on limited sample sizes and have not been independently verified by WeWork. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and WeWork's future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork. WeWork assumes no obligation to update the information in this presentation.

Use of Non-GAAP Financial Metrics
This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including Adjusted EBITDA and Building Margin (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance.

Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

India, China and Israel
This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, WeWork closed a franchise agreement and transferred the building operations and obligations of its Israel locations to the franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India, China and Israel related metrics are excluded from all calculations.

Trademarks
This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners.

Preliminary Financial Information
We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information and metrics in this presentation are preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that we will achieve our forecasted results within the relevant period or otherwise. Actual results for Q4 2021 may differ materially from these estimates as a result of actual year-end results, the completion of normal year-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management's review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the filing of our financial results for the relevant period with the Securities and Exchange Commission.

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wework

© 2022 WeWork.

For all the ways you work, we’re here Our Core Values Our Core Constituents Do the right thing. Colleagues Strive to be better, together. Members Be entrepreneurial. Shareholders Give gratitude. Partners Be human, be kind. Society 2 © 2022 WeWork.

Global footprint WeWork’s ﬂexible workspace solution is disrupting the traditional real estate model on a global scale EMEA Japan USC China Systemwide India Israel 590k 756 912k 46k PHYSICAL LOCATIONS DESKS ALL ACCESS LatAm MEMBERSHIPS Pacific Consolidated 469k 624 746k 45k PHYSICAL LOCATIONS DESKS ALL ACCESS MEMBERSHIPS Wholly-owned Consolidated JVs Unconsolidated Franchises Note: Metrics presented as of December 2021. Consolidated metrics include operations in the United States and Canada, Latin America, Europe, Japan, and Paciﬁc regions. Systemwide metrics include consolidated regions as well as India, China, and Israel, which are not consolidated. 3 © 2022 WeWork.

Flexible space is where retail was at the turn of the century Like e-Commerce in the early 2000s, ﬂexible space is expected to reach critical mass over the next decade (1)(2) U.S. Flexible Workspace Penetration as % of 3.5B ofﬁce supply RSF Estimated ﬂex space penetration rates have greatly accelerated due to COVID-19 E-Commerce as % of Pre-COVID (Low) Pre-COVID (Mid) Pre-COVID (High) Post-COVID (3) retail sales in the U.S. 1. CBRE Let's Talk About Flex (2019). Reﬂects growth of U.S. Rentable Square Footage from year-end 2019 to 2030E. 2. JLL “The impact of COVID-19 on ﬂexible space” (2020). 3. Digital Commerce 360 and U.S. Commerce Dept. In-store sales factor out the sale of items not normally purchased online, such as fuel, automobiles and sales in bars and restaurants. 2021-2030 projections based FTI Consulting “2021 Online Retail Forecast Report.” 4 © 2022 WeWork.

FY 2021 market overview Based on Full-Year 2021 leasing activity Equivalent % of WeWork 2021 WeWork WeWork as a 2021 Traditional 2021 WeWork 2021 Traditional Leasing as a Market Market % of Market Market Square Square Feet Square Feet Multiple of (1) (2) (3) (3) Occupancy Stock Feet Leased Leased (2) (4) Leased Market Stock United States 63% ~0.5% 157m 14m 9% 21x Boston 60% ~2% 4,300k 740k 17% 9x New York 64% ~1% 23,800k 3,810k 16% 14x Miami 91% ~1% 2,900k 420k 14% 19x San Francisco 68% ~1% 9,500k 1,240k 13% 12x International London 63% ~1% 8,600k 3,300k 39% 27x Dublin 84% ~1% 1,600k 560k 34% 30x Paris 66% ~1% 14,900k 1,250k 8% 13x Berlin 73% ~0.5% 9,600k 570k 6% 23x 1. Represents physical occupancy 2. Please refer to Market Share Methodology and Sources for additional information on methodology and sources. 3. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk. 4. WeWork’s 2021 equivalent percent of traditional leasing activity divided by estimated percent of ofﬁce stock. 5 © 2022 WeWork.

WeWork’s products WeWork’s scale and innovation is expected to continue leading the ﬂexible workspace market Space-as-a-Service Access WeWork Workplace WeWork branded, managed, and operated space All Access monthly subscription and On Demand Turnkey SaaS solution that enables companies, provided through existing WeWork leased space, pay-as-you-go model enables users to choose landlords, and other ﬂex operators to seamlessly joint ventures, franchises and management when, where, and how they work and digitally embrace hybrid and ﬂexible work agreements models 469,000 Physical Memberships as of 45,000 All Access memberships as of Multiple partnerships in ﬂight with landlords, December 2021 December 2021 ﬂex operators, and corporate clients 6 © 2022 WeWork.

Our ﬂexible space options Dedicated desk Standard ofﬁce Ofﬁce suite Full-ﬂoor ofﬁce / Collaboration Hub building Enjoy your own desk in a shared, Have a private ofﬁce space with Utilize ofﬁce space designed for larger Secure a fully dedicated workspace Collaboration Hubs are centered private ofﬁce with access to access to meeting rooms teams with available private with private amenities and add your around “active” and “focus” areas to professional amenities and meeting and professional amenities. amenities via add-ons. personal branding. maximize efﬁciency while delivering rooms. productive workspaces for your teams. Ideal size: 1-5 people Ideal size: 1-20 people Ideal size: 20-100+ people Ideal size: 100+ people Ideal size: 20-100+ people Term: Monthly or Annually Term: Monthly or Annually Term: Monthly or Annually Term: Monthly or Annually Term: Monthly or Annually 7 © 2022 WeWork.

Our turnkey solution WeWork provides companies of all sizes a comprehensive and ﬂexible solution that saves money by minimizing up front costs and maximizing the value our membership fee. Traditional ofﬁce lease costs $ Property $ Utilities $ Design & construction $ FF&E All included in $ Enhanced health & safety measures WeWork $ Basic Internet membership fee $ Cleaning $ Maintenance $ Security $ Pantry provisions 8 © 2022 W © 2022 WeW eWork. ork.

The world’s top companies trust WeWork % 63 of the Fortune 100 are (1) WeWork members % 47 of physical memberships are (1) enterprise 26k (1) SMB member organizations 2.3k (1) Enterprise member organizations Logos used herein are the property of third parties and for informational purposes only and do not imply any endorsement by those companies of WeWork's company or products or vice versa. 1. Figures as of December 31, 2021 9 © 2022 WeWork.

Continued momentum in Q4 2021 Consolidated operations Q3 2021 sales performance Q4 2021 sales performance 21 mo. 20 mo. 153k 9.3m 164k 9.9m avg. commitment avg. commitment (1) (1) gross desk sales square feet sold gross desk sales square feet sold length length 60% 66% 49% 47% 32k 45k physical physical enterprise as a % enterprise as a % occupancy All Access occupancy All Access of physical of physical (3) (3) including sold memberships including sold memberships memberships memberships (2) (2) memberships memberships Note: See “Terms and Deﬁnitions” pages for deﬁnitions of gross desk sales, enterprise as % of physical memberships, physical occupancy including sold memberships, and All Access memberships. 1. Assuming 60 square feet per desk sold. 2. Includes an incremental 21k net memberships that have been sold and are under contract to move-in in a future period, or move out within the next two months. 3. All Access memberships includes 4k other legacy memberships. 10 © 2022 WeWork.

WeWork is a separate channel of distribution Physical Membership Monthly ARPM Physical Occupancy Rate International Consolidated Q4’19 66% US ARPM: Consolidated Physical Occupancy Incl. SNO 63% $542 $500 $485 $484 $482 45% 1/1 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 10/1 11/1 12/1 Q1’21 Q2’21 Q3’21 Q4’21 Note: See “Terms and Deﬁnitions” pages for deﬁnitions of Physical Occupancy, Physical Occupancy including SNO and Physical Membership Monthly ARPM © 2022 WeWork.

Financial results US$ millions Total Revenue $988 $919 $869 $814 $718 $741 $29 $756 $661 $20 $686 $598 $666 $593 $9 $13 $689 $641 $580 $589 Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 (1) Space-as-a-Service WeWork Access 1. Space-as-a-Service revenue calculated as total revenue less revenue attributable to All Access & On Demand memberships. Includes unconsolidated location management fee revenue and revenue attributable to our legacy venture businesses 12 © 2022 WeWork.

Financial results US$ millions Building Margin $161 $147 $138 $124 $113 Building Margin positive in December ‘21 ($2) ($9) ($103) ($144) ($183) ($192) ($209) Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 % Building Margin 21% 21% 20% 19% 13% (0%) (22%) (30%) (36%) (34%) (16%) (1%) See “Terms and Deﬁnitions” pages for deﬁnition of Building Margin, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics 13 © 2022 WeWork.

Financial results US$ millions Adj. EBITDA Q1’19 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Q2’21 Q3’21 ($356) ($362) ($393) ($397) ($446) ($449) ($465) ($472) ($492) ($538) ($577) See “Terms and Deﬁnitions” pages for deﬁnition of Adj. EBITDA, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics 14 © 2022 WeWork.

Building Margin over time

Building Margin[1] and Physical Occupancy


81%
83%
80%
73%
67%
58%
50%
45%
47%
50%
56%
63%
85%
21%
21%
20%
19%
13%
(0%)
(22%)
(30%)
(36%)
(34%)
(16%)
(1%)
27%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Building Margin
Physical Occupancy

Building Margin Definition

Membership and services revenue

- Monthly fees and incremental services revenue
- Excludes revenues associated with franchise agreements

Adj. location operating expenses:

- Lease cost
- Direct other location expenses

Key Drivers Moving Forward:

- Continued increase in Physical Occupancy
- Continued growth in All Access
- ARPM growth
- Additional services revenue
- Operating cost discipline as occupancy continues to improve

Note: Excludes ChinaCo from all historical periods.

1. Building Margin is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead. Please refer to the appendix for a reconciliation to the closest GAAP metric.

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2020 and 2021: Optimized cost structure and core business ~$1.5B ~$600M (1) (2) SG&A Expense Savings OpEx Savings $500M+ Savings from 210+ Lease Exits (3) and 420+ Amendments Exited Non-Core Businesses 1. As of Q4 2021 as compared to Q4 2019. Expenses reﬂect adjusted SG&A expense, excludes stock based compensation. 2. As of Q4 2021 as compared to Q4 2019 on a per square foot basis. Excludes stock based compensation, indirect location operating expenses and venture expenses. 3. Lease restructurings and renegotiations as of Q4 2021. Savings include rent and tenancy expenses. 16 © 2022 WeWork.

Pro forma Q3 2021 liquidity $450M $2,336M $550M $1,886M $1,336M Cash & Unfunded New $550M Sr. Pro Forma Unused Pro Forma Cash and (2) Cash Commitments Secured Notes Cash and LC Capacity Commitments Incl. (1) as of 9/30/21 Facility Commitments Unused LC Capacity 1. Reﬂects net proceeds of $1.2B from the Business Combination with BowX, elimination of $1.1 billion available in SoftBank Senior Secured Notes, and repayment of the $350M Secured CP Facility 2. $450 million letter of credit capacity available as of 09/30/21 pro forma for the business combination with BowX and repayment of the $350 million secured CP facility. 17 © 2022 WeWork.

Pro forma capital structure Summary pro forma capitalization table As of 09/30/21, $US millions Coupon Maturity Amount (1) Pro forma cash $1,336 (2) $1.75bn Senior Secured LC Facility 5.600% 2/10/2024 - $550 / 500mm Senior Secured Notes 7.500% 2/12/2024 - JapanCo Debt 2.500% - 3.000% Various $33 Pro forma total secured debt $33 Senior Unsecured Notes 7.875% 5/1/2025 $669 Senior Unsecured Notes (Series II) 5.000% 7/10/2025 $550 Senior Unsecured Notes (Series I) 5.000% 7/10/2025 $1,650 Pro forma total funded debt $2,869 Pro forma net funded debt $1,566 1. Reﬂects net proceeds of $1.2B from the Business Combination with BowX and repayment of the $350M Secured CP Facility 2. As of September 30, 2021, $1.3 billion of standby letters of credit were outstanding under the 2020 LC Facility (pro forma for the repayment of the $350M Secured CP Facility). The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and PaciﬁcCo, totaling $8.2 million outstanding. 18 © 2022 WeWork.

Current lease security As of September 30, 2021 ~$19 billion Out of the ~$19 billion in present value of WeWork’s total lease obligations, the Company only provides direct credit support for ~$6 billion in the form of corporate guarantees, letters of credit, and surety bonds Though heavily dependent on the nuances of individual leases, this direct credit support ~$6 billion represents approximately 2-3 years of ~15 year building leases ~$3 billion Present value of Projected lease Current lease total ﬁxed leases security in 5 years security 19 © 2022 WeWork.

Appendix 20 © 2022 W © 2022 WeW eWork. ork.

Key performance indicators • As of Q4'21, Consolidated includes all regions with WeWork locations outside of China, India and Israel • China was included in Consolidated KPIs through Q3'20 • Israel was included in Consolidated KPIs through Q1'21 China included in Israel included in Consolidated Consolidated through Q3’20 through Q1’21 21 © 2022 WeWork.

Quarterly ﬁnancial results US$ millions Note: Financials metrics are excluding ChinaCo in all time periods. See “Terms and Deﬁnitions” pages for deﬁnition of Building Margin and “GAAP to Non-GAAP reconciliations” page for reconciliation of Adj. EBITDA and Building to the closest GAAP metrics 22 © 2022 WeWork.

GAAP to non-GAAP reconciliation US$ millions 23 © 2022 WeWork.

Terms and deﬁnitions Overall Business Deﬁnitions: - Space-as-a-Service: WeWork’s existing ﬂexible workspace business, including incremental growth for WeWork’s ﬂexible workspace business. Includes revenues associated with asset-light management or franchise agreements with landlords where WeWork operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated ﬁnancial statements. - WeWork Access: On Demand pay-as-you-go or All Access monthly membership providing an individual with access to over 700 WeWork locations. Included in Membership and Services revenue in our consolidated ﬁnancial statements - WeWork Workplace: turnkey third-party ﬂexible workspace management solution leveraging WeWork’s property and technology platform. - SMB: organizations with less than 500 full-time equivalent employees - Enterprise: organizations with greater than 500 full-time equivalent employees Operating KPIs: - Locations: represents the estimated number of open locations. A location is considered open when it begins to generate revenue. - Total Workstations: represents the estimated number of workstations available at open locations (may also be referred to as ‘Desks’ or ‘Physical Workstations’). - Physical Memberships: are the number of WeWork physical memberships. - Physical Occupancy: is the number of physical memberships divided by total workstations. - Physical Occupancy Including Sold Not Occupied (“SNO”) Memberships: physical memberships in addition to net memberships that have been sold and are contracted to move-in in a future period or move out within the next two months, divided by total workstations. - Physical Enterprise Membership: represents physical memberships attributable to enterprise members. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. - Physical Membership Average Revenue per Membership (“ARPM”): membership and services revenue less revenue attributable to All Access and OnDemand memberships and unconsolidated management fee revenue, divided by average cumulative physical memberships in the period. Includes Core Leased and Marketplace revenues. - All Access & Other Legacy Memberships: includes All Access monthly subscription memberships and Other Legacy Memberships. Other Legacy Memberships provide user login access to the WeWork member network online or via the mobile app as well as access to service offerings, among other beneﬁts. - New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. - Gross Desk Sales: include new desk sales and renewals. Renewals include all members previously on commitment who continue their membership on a commitment. Renewals do not include month-to-month members. - Average Commitment Length: represents base contract terms, excluding the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. 24 © 2022 WeWork.

Terms and deﬁnitions (cont’d) Financial Metrics: - Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and sales and marketing, which are separately recorded. ○ Lease Cost: is recognized on a straight-line basis over the life of the lease term in accordance with GAAP and is the most signiﬁcant component of location operating expenses ○ Direct Other Location Expenses: include utilities, ongoing repairs and maintenance, cleaning expenses, ofﬁce expenses, security expenses, credit card processing fees and food and beverage costs. Direct location operating expenses also include personnel and related costs for the teams managing our buildings. ○ Indirect Other Location Expenses: include certain expenses that are necessary to operate our buildings but not directly tied to an individual building. Examples of these expenses include certain regional management and teams managing member relations, new member sales and facilities management. - Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. - SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements, and legal expenses related to regulatory investigations and litigations arising from the 2019 withdrawn IPO. - Building Margin: is a non-GAAP measure we deﬁne as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead expenses. - Adj. EBITDA: is a non-GAAP measure we deﬁne as net loss before income tax (beneﬁt) provision, interest and other (income) expenses, net, depreciation and amortization expense, restructuring and other related cost, impairment /(gain on sale) of goodwill, intangibles and other assets, stock-based compensation expense, stock-based payments for services rendered by consultants, change in fair value of contingent consideration liabilities, legal, tax and regulatory reserves and settlements, legal costs incurred by the Company in connection with regulatory investigations and litigation, and expenses related to costs associated with mergers, acquisitions, divestitures and capital raising activities. 25 © 2022 WeWork.

Market share methodology and sources

Market	% Market Stock Source as of Q4 2021	Market Square Feet Leased in FY 2021 Source
United States	Total United States commercial office square footage of 4,333m per Jones Lang LaSalle	United States leasing activity of 157m square feet per Jones Lang LaSalle estimate
Boston	Total Boston commercial office square footage of 67m per Jones Lang LaSalle	Boston leasing activity of 4.3m square feet per Jones Lang LaSalle estimate
New York	Total Manhattan commercial office square footage of 408m per Cushman & Wakefield estimate	Manhattan leasing activity of 23.8m square feet per Cushman & Wakefield estimate
Miami	Total Miami area commercial office inventory of 41m square feet per Jones Lang LaSalle estimate	Miami leasing activity of 2.9m square feet per Jones Lang LaSalle estimate
San Francisco	Total San Francisco, Silicon Valley, and Oakland commercial office square footage of 200m per Jones Lang LaSalle estimate	San Francisco, Silicon Valley, and Oakland estimated leasing activity of 9.5m square feet per Jones Lang LaSalle estimate
London	Total Central London commercial office square footage of 283m per Cushman and Wakefield	Central London leasing activity of 8.6m square feet per Cushman and Wakefield Estimate
Dublin	Total Dublin commercial office square footage of 46m per Jones Lang LaSalle	Dublin leasing activity of 1.60m square feet per Jones Lang LaSalle estimate
Paris	Total Paris CBD and La Defense commercial office square footage of 226m estimate	Paris CBD and La Defense estimated leasing activity of 14.9m square feet per Immostat
Berlin	Total Berlin commercial office square footage of 227m per Jones Lang LaSalle	Berlin leasing activity of 9.6m square feet per Jones Lang LaSalle estimate

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wework

© 2022 WeWork.